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                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY

                                SECOND AMENDMENT


                  SECOND AMENDMENT, dated as of July 8, 2005 (this "Second Amendment"), representing an amendment to the Amended and Restated Credit Agreement, dated as of August 19, 2004 (as amended by the First Amendment and Waiver dated as of December 16, 2004, the "Credit Agreement"), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the "Borrower" or "CHS"), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation ("Parent"), the several lenders from time to time parties thereto (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the "Documentation Agent") and JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                               W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, the Borrower, Parent, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Lenders are parties to the Credit Agreement;

                  WHEREAS, the Borrower and Parent have requested that the Administrative Agent and the Required Lenders agree to amend certain provisions of the Credit Agreement; and

                  WHEREAS, the Administrative Agent and the Lenders parties hereto are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

                  2. Amendment to Subsection 4.5(b). Subsection 4.5(b) of the Credit Agreement is hereby amended by replacing the phrase "first anniversary" with the phrase "second anniversary."

                  3. Amendments to Subsection 8.12(a). (a) Clause (ii)(x) of Subsection 8.12(a) is hereby amended by inserting the phrase "Existing Convertible Subordinated Debt," immediately before the phrase "Convertible Subordinated Debt."

                  (b) The proviso to clause (iii) of Subsection 8.12(a) of the Credit Agreement is hereby amended by (i) inserting "(x)" between the words "with" and "the" in such proviso, (ii) inserting the phrase "under this clause
(x)" between the words "acquisitions" and "shall" in such proviso and (iii) adding the following to the end of such proviso:

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                  "or (y) cash and Cash Equivalents then held by the Borrower or the proceeds of borrowings of Revolving Credit Loans, so long as (I) the aggregate amount of such cash, Cash Equivalents and proceeds are used to prepay, redeem or acquire the Existing Convertible Subordinated Debt or any Convertible Subordinated Debt or High Yield Subordinated Debt issued in exchange for, or to extend, renew or refinance, a like amount of Existing Convertible Subordinated Debt, (II) such prepayment, redemption or acquisition is not prohibited under the terms of any High Yield Subordinated Debt and (III) no Default or Event of Default has occurred and is continuing."

                  4. Amendment to Subsection 8.12(b). Subsection 8.12(b) is hereby amended by deleting such Subsection in its entirety and substituting, in lieu thereof, the following:

                  "(b)(i) Make any payment in violation of any of the subordination provisions of any Existing Convertible Subordinated Debt, Convertible Subordinated Debt or High Yield Subordinated Debt; or (ii) waive or otherwise relinquish any of its rights or causes of action arising under or arising out of the terms of any Existing Convertible Subordinated Debt, Convertible Subordinated Debt or High Yield Subordinated Debt; or (iii) consent to any amendment, modification or supplement to the terms of any Existing Convertible Subordinated Debt, Convertible Subordinated Debt or High Yield Subordinated Debt except with the consent of the Required Lenders, provided, that no such consent shall be required so long as (A) no Default or Event of Default shall have occurred and be continuing and (B) such amendment, modification or supplement is not materially adverse to the Lenders (it being understood that (x) any increase of the interest rate, shortening of the tenor, addition of prepayment requirements, guarantees or collateral, or change to the terms and provisions relating to subordination, of any such Existing Convertible Subordinated Debt, Convertible Subordinated Debt or High Yield Subordinated Debt shall be deemed materially adverse to the Lenders and (y) any change therein which would permit a prepayment, redemption, defeasance, discharge or acquisition of the Existing Convertible Subordinated Debt (or any Convertible Subordinated Debt or High Yield Subordinated Debt issued in exchange for, or to extend, renew or refinance, such Existing Convertible Subordinated Debt) permitted hereunder shall be deemed not to be materially adverse to the Lenders); or (iv) make any optional payment or prepayment on or redeem or otherwise acquire, purchase or defease any Existing Convertible Subordinated Debt, Convertible Subordinated Debt or High Yield Subordinated Debt, provided that Parent may optionally prepay, redeem, discharge, defease or acquire any Existing Convertible Subordinated Debt, Convertible Subordinated Debt or High Yield Subordinated Debt (A) with the proceeds of (I) any and all prepayments, redemptions and acquisitions of the Subordinated Note or, as applicable, an Additional Subordinated Note by the Borrower pursuant to clause (a)(iii) above, (II) issuances of any Convertible Subordinated Debt or any High Yield Subordinated Debt or (III) any public offering of shares of common stock of Parent net of any fees or expenses (including underwriting commissions)



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         incurred in connection with the issuance thereof, in each case to the extent the Net Proceeds thereof are not required to be used to make a prepayment required by subsection 4.6, (B) in exchange for shares of common stock of Parent or (C) in exchange for any Convertible Subordinated Debt or any High Yield Subordinated Debt."

                  5. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Second Amendment duly executed by each of the Borrower, Parent and the Administrative Agent and consented to by the Required Lenders (such date, the "Second Amendment Effective Date").

                  6. Representations and Warranties. On and as of the date hereof and after giving effect to this Second Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 5 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Amendment.

                  7. Continuing Effect; No Other Amendments. Except as expressly set forth in this Second Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose.

                  8. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Second Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  9. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent. The execution and delivery of this Second Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  10. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT


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SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW
OF THE STATE OF NEW YORK.


                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                                 CHS/COMMUNITY HEALTH SYSTEMS, INC.


                                 By:   /s/ James W. Doucette
                                     ------------------------------------------
                                      Name: James W. Doucette
                                      Title:  Vice President & Treasuer



                                 COMMUNITY HEALTH SYSTEMS, INC.


                                 By:   /s/ James W. Doucette
                                     ------------------------------------------
                                      Name: James W. Doucette
                                      Title:  Vice President & Treasuer


                                 JPMORGAN CHASE BANK, N.A., as
                                 Administrative Agent and as a Lender



                                 By:   /s/ Dawn Lee Lum
                                     ------------------------------------------
                                       Name:  Dawn Lee Lum
                                       Title:  Vice President

                                 [Signatures of lenders omitted]